SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 18, 2006

China Media Networks International, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-03858	86-0214815
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
580 2nd Street, Suite 102
Encinitas, CA 92024
(Address of principal executive offices)

(760) 230-2300 x 205
(Registrant’s Telephone Number)

______________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

Not applicable

Item 1.02  Termination of a Material Definitive Agreement.

Not applicable.

Item 1.03  Bankruptcy or Receivership.

Not applicable.

Section 2 - Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets.

See Item 1.01.

Item 2.02  Results of Operations and Financial Condition.

Not applicable.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Not applicable.

Item 2.04  Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

Not applicable.

Item 2.05  Costs Associated with Exit or Disposal Activities.

Not applicable.

Item 2.06  Material Impairments.

Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

Not applicable.

Item 3.02  Unregistered Sales of Equity Securities.

Not applicable.

Item 3.03  Material Modification to Rights of Security Holders.

Not applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant’s Certifying Accountant.

Previous independent registered public accounting firm.

On January 18, 2006, we dismissed Armando C. Ibarra, CPA APC as our public accounting firm.

    The reports of Armando C. Ibarra, CPA APC on our financial statement for the year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion. However, the report contained a fourth explanatory  paragraph to reflect the going concern issues occasioned by our limited financial resources and our ability to obtain adequate capital funding.

Our board of directors recommended and approved the decision to change independent registered public accounting firms.

In connection with the audit of our financial statement for the most recently completed fiscal year, there have been no disagreements with Armando C. Ibarra, CPA APC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Armando C. Ibarra, CPA APC would have caused them to make reference to the subject matter of such disagreements in connection with their audit report. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided a copy of this Current Report on Form 8-K to Armando C. Ibarra, CPA APC and asked them to furnish a letter addressed to the Commission stating whether or not they agree with the foregoing statements, and if not, the respects in which they disagree. A copy of the letter provided to Armando C. Ibarra, CPA APC is included as an exhibit to this report.

New independent registered public accounting firm.

On January 18, 2006, on the recommendation of our board of directors, we engaged Michael F.  Cronin CPA, 1574 Eagle Nest Circle, Winter Springs, FL 32708 as our independent registered public accounting firm to audit our company’s financial statements as of and for the fiscal year ending December 31, 2005.

During the two most recent fiscal years, we have not consulted Michael  F.  Cronin CPA regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, as well as any matters or reportable events described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

We have asked Michael  F.  Cronin CPA, to review this Current Report on Form 8-K before filing it with the Commission and they have not furnished us with a letter addressed to the Commission containing any new information, any clarification of our expression of our views, or any disagreement with the statements included in this report.

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Not applicable.

Section 5 - Corporate Governance and Management

 Item 5.01  Changes in Control of Registrant.

       Not applicable.

     Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Not applicable.

      Item 5.03  Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

                      Not applicable.

Item 5.04  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

                   Not applicable.

Item 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

                    Not applicable.

                    Section 5.6 - Change in Shell Company Status

Not applicable.

Section 6 - Asset-Backed Securities

        Item 6.01 ABS Informational and Computational Material.

        Not applicable.

        Item 6.02 Change of Servicer or Trustee.

        Not applicable.

        Item 6.03 Change in Credit Enhancement of Other External Support.

        Not applicable.

        Item 6.04 Failure to Make a Required Distribution.

        Not applicable.

        Item 6.05 Securities Act Updating Disclosure.

        Not applicable.

Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure.

        Not applicable.

Section 8 - Other Events

Item 8.01  Other Events.

        Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits

Number	Description

16.1	Letter from Armando C. Ibarra, CPA APC to the Securities and Exchange Commission dated January ______, 2006 regarding change in certifying accountants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHINA MEDIA NETWORKS INTERNATIONAL, INC.

/s/ Brian Lesperance
______________________________________________
By: Brian Lesperance
Its: President